Exhibit 99.1

Dr Ashleys Limited and Impact BioMedical Inc. Announce Strategic Merger

●	A Strategic Move to Accelerate Market Reach for Innovative Pharmaceutical Patents on June 21, 2025

[(BUSINESS WIRE)] - New York, NY - Dr Ashleys Limited, a Hong Kong based global pharmaceutical company (“Dr Ashleys”), and Impact BioMedical Inc. (“Impact BioMedical”) (NYSE American: IBO), a Texas based biopharmaceuticals developer listed on the New York Stock Exchange American (“Impact BioMedical”, together with Dr Ashleys, the “Parties”), are pleased to announce the execution of a merger and share exchange agreement (the “Merger Agreement”) on June 21, 2025 to enter into a strategic merger transaction (the “Transaction”). Upon closing of the Transaction, Dr. Ashleys will acquire Impact BioMedical through a reverse merger that will result in a newly formed combined entity (the “PubCo”) traded on the NYSE American under the name “Dr Ashleys Limited.”

The Transaction marks a strategic move that underscores the growing importance of innovation and collaboration in the biomedical industry. With Dr Ashleys’ global reach and financial capabilities, the potential for Impact BioMedical’s patents to reach the market has never been greater.

Statements from Leadership

Dr. Kanans Visvanats, Director of Dr. Ashleys Limited, stated:

“This merger represents a significant milestone in our journey to bring innovative pharmaceutical treatments to patients worldwide. By integrating Impact Biomedical’s impressive IP portfolio into our R&D efforts, we are poised to accelerate the development of groundbreaking therapies and expand our Impact on global health.”

Frank D. Heuszel, CEO of Impact Biomedical Inc., commented:

“We are thrilled to join forces with Dr. Ashleys Limited. Their global reach and financial strength will provide the resources and infrastructure needed to bring our innovations to market, ultimately benefiting people around the world.”

Key Transaction Terms

Under the terms of the Merger Agreement, a merger subsidiary incorporated in Nevada as a PubCo subsidiary will merge with and into Impact BioMedical, with Impact BioMedical being the surviving entity. Simultaneous with or immediately following the merger, PubCo shall acquire all of the issued and outstanding shares of Dr Ashleys Bio Labs Limited, a Cayman Islands exempted company holding all shares of Dr. Ashleys. As a result of the Transaction, Impact BioMedical and Dr. Ashleys shall become wholly-owned subsidiaries of PubCo.

Upon closing, the PubCo will be operated by the management team of Dr Ashleys, with a new Board of Directors to be assembled by Dr Ashleys.

The Boards of Directors of both Dr Ashleys and Impact BioMedical have unanimously approved the proposed Transaction, subject to, among other things, approval by Impact BioMedical’s shareholders, and satisfaction (or waiver, as applicable) of the conditions provided in the Merger Agreement, including regulatory approvals and other customary closing conditions, including an effective registration statement on Form F-4 or S-4 in connection with the proposed Transaction being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the approval of listing applications with the New York Stock Exchange.

Additional information about the proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Impact BioMedical with the SEC and available at www.sec.gov. Additional information about the proposed Transaction will be described in the registration statement on Form F-4 or S-4, which will be filed by the newly formed PubCo with the SEC.

Advisors

BMI Capital LLC is serving as M&A and Capital Markets advisor to Dr Ashleys. Robinson & Cole LLP and Harney Westwood & Riegels are serving as U.S. and Cayman Islands legal counsel, respectively, to Dr Ashleys. Sichenzia Ross Ference Carmel LLP is serving as U.S. legal counsel to Impact BioMedical and Revere Securities LLC is serving as M&A advisor to Impact BioMedical. Capital Formation Marketing, LLC, is serving as Investor Relations and Public Relations for the Proposed Transaction.

About Dr Ashleys

Dr. Ashleys Limited is a global pharmaceutical company dedicated to the development and manufacturing of specialized and complex active pharmaceutical ingredients (APIs) and orphan drugs for rare diseases. The company’s expertise spans across various critical health areas, including malaria, cancer, gastrointestinal disorders, acute respiratory infections, COVID-19, dengue fever, tuberculosis, and other infectious diseases. Under the visionary leadership of Dr. Kanans Visvanats FRSC, a second-generation pharmaceutical and chemical engineer, the company revolutionized the industry by significantly reducing the cost of manufacturing generic and patented drugs. With more than a dozen manufacturing patents, the company provides over 300 million annual medical doses to the world’s disease epicenters, addressing both non-communicable diseases and infectious diseases.

About Impact BioMedical

Impact BioMedical Inc. is a pioneering company dedicated to the development and commercialization of innovative health and wellness solutions. With a robust portfolio of 90+ patents, the company focuses on addressing critical health challenges through cutting-edge research and development. Impact BioMedical’s expertise spans various critical health areas, including malaria, cancer, gastrointestinal disorders, acute respiratory infections, COVID-19, dengue fever, tuberculosis, and other infectious diseases.

For Media information, contact:

William Keegan

Capital Formation Marketing, LLC

Phone: (516) 435-8365

wkeegan@cfmct.com

For Investment Banking & Corporate Information, contact:

Tsvi Chuck Guy

Sr Managing Director

BMI Capital International LLC

cguy@bmicapital.com

Additional Information and Where to Find It

In connection with the proposed Transaction, the PubCo will file with the SEC a Registration Statement on Form F-4 or S-4 (as amended, the “Registration Statement”), which will include a proxy statement/prospectus for Impact BioMedical. After the Registration Statement is declared effective, Impact BioMedical will send the proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DR ASHLEYS, IMPACT BIOMEDICAL, THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and any other relevant filed documents (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Impact BioMedical at https://www.impactbiomedinc.com/contact-us/ or upon written request at 1400 Broadfield Blvd., Suite 130, Houston, TX, 77084.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the PubCo, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of the parties to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Dr Ashleys or Impact BioMedical; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Impact BioMedical’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dr Ashleys to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the biopharmaceutical sector, including consumer preference and purchasing habit changes, raw material supply fluctuation, governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the PubCo’s ability to enhance its products, manage its intellectual property portfolio, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the Registration Statement that will be filed with the SEC by PubCo in connection with the proposed Transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Dr Ashleys, Impact BioMedical and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Dr Ashleys or Impact BioMedical, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Dr Ashleys, Impact BioMedical, and certain shareholders of Impact BioMedical, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Impact BioMedical common stock in respect of the proposed transaction. Information about Impact BioMedical’s directors and executive officers and their ownership of Impact BioMedical common stock is set forth in Impact BioMedical’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement/proxy statement pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Dr Ashleys and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Impact BioMedical in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement pertaining to the proposed Transaction when it becomes available for the proposed Transaction.